                                                                    EXHIBIT 99.0




                                   THE PINES
                             STATEMENT OF REVENUES
                        AND DIRECT OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1993

                 [FARMER, FUQUA, HUNT & ROBERT, LLC LETTERHEAD]


                          Independent Auditors' Report


To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Pines (a real estate project) for the year ended December 31, 1993. This statement of revenues and direct operating expenses is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage & Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Pines for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

FARMER, FUQUA, HUNT & ROBERT, LLC

Dallas, Texas
February 6, 1995

                                   THE PINES
                             STATEMENT OF REVENUES
                        AND DIRECT OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1993

REVENUES:
         Rental revenues                        $1,278,965
         Other                                      48,021
                                                ----------
               Total Revenue                     1,326,986
                                                ----------
OPERATING EXPENSES:
         Repairs & maintenance                      58,028
         Services                                   64,629
         Administration                             15,895
         Marketing                                  25,416
         Payroll & benefits                        159,792
         Utilities                                 113,973
         Property taxes                            128,910
         Insurance                                  42,927
         Management Fees                            59,486
                                                ----------
               Total Operating Expenses            669,056
                                                ----------
NET OPERATING INCOME                            $  657,930
                                                ==========




         The accompanying notes are an integral part of this statement.

                                   THE PINES
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1993

NOTE 1: ORGANIZATION

        The Pines is a 242 unit apartment complex located in Gainesville, Florida. During 1993, the property was owned by Midland-Missouri Real Estate Holdings Trust, a Missouri corporation.

        The accompanying financial statement does not include provision for depreciation and amortization, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2: OTHER INCOME

        Other income consists of the following:

        Forfeited security deposits             $ 2,560
        Pet fees                                  3,670
        Late fees                                15,840
        Application fee income                    6,385
        Vending income                           12,942
        Miscellaneous income                      6,624
                                                -------
                  Total Other Income            $48,021
                                                =======


NOTE 3: MANAGEMENT FEES

        The property has a management agreement with Dominion Management Corporation which calls for a fee equal to 4% of gross monthly receipts, as defined.

NOTE 4: SUBSEQUENT EVENT

        On December 22, 1994, the property was sold to Continental Mortgage and Equity Trust, a California business trust.